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                              [ICON FUNDS LOGO]

                    SUPPLEMENT DATED NOVEMBER 22, 2005 TO
            ICON FOREIGN FUNDS PROSPECTUS DATED JANUARY 29, 2005
                AS PREVIOUSLY SUPPLEMENTED ON APRIL 25, 2005

The ICON Foreign Funds Prospectus is hereby amended as follows:

The section of the Prospectus titled "Portfolio Managers" is amended on page 20 by replacing the first through fifth paragraphs with the following:

PORTFOLIO MANAGER
The ICON Asia-Pacific Region, ICON Europe and ICON International Equity Funds are managed by Scott Snyder, Portfolio Manager and a member of ICON's Investment Committee. Mr. Snyder joined ICON in 2004 as a Research Analyst and Assistant Portfolio Manager and was appointed Portfolio Manager in 2005. Previously, he was employed by FactSet Research Systems as a portfolio analytics specialist from 2003 to 2004 and as a consultant from 2001 to 2003. Mr. Snyder is a Chartered Financial Analyst Level III candidate.